Exhibit 10.1
Lighting Science Group Corporation
Second Amendment To
Bank of Montreal Loan Authorization Agreement and Demand Note
Dated August 24, 2009
Bank of Montreal
Chicago, Illinois
Ladies and Gentlemen:
     Reference is hereby made to (i) that certain Bank of Montreal Loan Authorization Agreement dated as of July 25, 2008 (the Bank of Montreal Loan Authorization Agreement, as amended and as the same may be amended from time to time, being referred to herein as the “Loan Agreement”), between Lighting Science Group Corporation, a Delaware corporation (the “Borrower”) and Bank of Montreal (the “Bank”) and (ii) that certain Demand Note dated as of July 25, 2008 (the Demand Note, as amended and as the same may be amended from time to time, being referred to herein as the “Note”) made by the Borrower payable to the order of the Bank. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.
     The Borrower has requested that the Bank amend the “Maturity Date” section of the Loan Agreement and make certain other amendments to the Loan Agreement and the Note, and the Bank is willing to do so under the terms and conditions set forth in this agreement (herein, the “Amendment”).
Section 1. Amendments.
     Subject to the satisfaction of all conditions precedent set forth in Section 2 below, the Loan Agreement and the Note shall be and hereby are amended as follows:
     1.1. The date “August 24, 2009” appearing in the “Maturity Date” section of the Loan Agreement shall be deleted and replaced with the date “August 24, 2010”.
     1.2. The date “August 24, 2009” appearing in Section 5 of the Loan Agreement shall be deleted and replaced with the date “August 24, 2010”.
     1.3. The date “August 24, 2009” appearing in the first sentence of the Note shall be deleted and replaced with the date “August 24, 2010”.
Section 2. Conditions Precedent.
     2.1. The Borrower and the Bank shall have executed and delivered this Amendment.
     2.2. The Borrower and the Bank shall have executed the Second Allonge to Demand Note dated as of even date herewith.

     2.3. The Bank shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Bank or its counsel may reasonably request.
     2.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Bank and its counsel.
     2.5. Pegasus Partners IV, L.P. shall have executed and delivered to the Bank its acknowledgement and consent to this Amendment.
Section 3. Representations.
     In order to induce the Bank to execute and deliver this Amendment, the Borrower hereby represents to the Bank that as of the date hereof the representations and warranties set forth in the Loan Agreement are and shall be and remain true and correct and the Borrower is in compliance with the terms and conditions of the Loan Agreement.
Section 4. Miscellaneous.
     4.1. Except as specifically amended herein, the Loan Agreement and the Note shall each continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement or the Note being sufficient to refer to the Loan Agreement or the Note, as applicable, as amended hereby.
     4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.
[Signature Page to Follow]

     This Second Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note is entered into as of the date first written above.

Lighting Science Group Corporation
By:	/s/ Kathryn L. Reynolds
Printed Name: Kathryn L. Reynolds
Its: Chief Financial Officer

Accepted and agreed to.

Bank of Montreal
By:	/s/ Brett M. Sanchez
Printed Name: Brett M. Sanchez
Its: Vice President

Guarantor’s Acknowledgement and Consent
Dated August 24, 2009
     The undersigned, Pegasus Partners IV, L.P., heretofore executed and delivered to the Bank a Guaranty dated July 25, 2008 (as amended, the “Guaranty”). The undersigned hereby consents to the Second Amendment to Bank of Montreal Loan Authorization Agreement and Demand Note set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Loan Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty.

Pegasus Partners IV, L.P.
By:	Pegasus Investors IV, L.P.
Its: General Partner

By:	Pegasus Investors IV GP, L.L.C.
Its: General Partner

By:	/s/ Steven Wacaster
	Printed Name:	Steven Wacaster
	Its:	Vice President